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                                  Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         In connection with the Quarterly Report of Hudson Respiratory Care Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Charles A. French, President and Chief Executive Officer of the Company, certify, to my knowledge, that:

         1.       The Periodic Report fully complies with the requirements of
                  Section 13(a) of the Securities and Exchange Act of 1934; and

         2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /s/ Charles French
                                          -------------------------------------
                                          Charles A. French
                                          Chief Executive Officer and President
                                          November 14, 2003